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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date earliest event reported): April 25, 1997

                             WFS (REPUBLIC) INC.+*
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             (Exact Name of Registrant as Specified in Its Charter)

            Federally Charter                              91-1539486
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(State or Other Jurisdiction of Incorporation  (IRS Employer Identification No.)

        6320 Canoga Avenue,     Woodland Hills, California      91367
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            (Address of Principal Executive Offices)          (Zip Code)

                                 (818) 704-8822
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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                (REPUBLIC FEDERAL SAVINGS AND LOAN ASSOCIATION)
+ This Form 8-K is being filed by WFS (Republic) Inc. a Nevada Corporation, as successor in interest to Republic Federal Savings and Loan Association. The charter of Republic Federal Savings and Loan Association was canceled on or about November 18, 1992 upon the action of the Office of Thrift Supervision.
* This form 8-K is being filed by WFS (Republic) Inc., a Nevada Corporation, in its capacity as Seller and Servicer of each of the grantor trusts described in
Item 2 below. This constitutes a joint filing for all of the grantor trusts.

ITEM 5.     Other Events

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        On February 26, 1987, Republic Federal Savings and Loan Association, a
federally chartered savings and loan association, ("Republic") as Seller and Servicer, sold mortgage pass-through certificates (the "Mortgage Pass-Through Certificates"). Such Mortgage Pass-Through Certificates were comprised of Class A Certificates and Class B Certificates and are hereinafter designated as the "Series 1987-1 Certificates." The Class A Certificates offered evidenced fractional undivided interests in a pool of fixed-rate, conventional, fully-amortizing, one-to four-unit single family loans (the "1987-1 Mortgage Loans") sold and serviced by Republic. The Class A Certificates were divided into subclasses, Class A-1 and Class A-2. Specific information relating to the 1987-1 Mortgage Loans, as well as other information relating to the sale and servicing of the 1987-1 Mortgage Loans, is set forth in the Pooling and Servicing Agreement, dated as of February 1, 1987 (the "Series 1987-1 Agreement"). The Series 1987-1 Agreement was included as an exhibit to Registrant's Form 8-K filed with the Commission on January 25, 1988.

        On December 23, 1987, Republic, as Seller and Servicer, sold adjustable rate mortgage pass-through certificates (the "Adjustable Rate Mortgage Pass-Through Certificates"). The Adjustable Rate Mortgage Pass-Through Certificates consisted of the Series 1987-2 Adjustable Rate Mortgage Pass-Through Certificates (the "Series 1987-2 Certificates") Class A and Class B and the Series 1987-3 Adjustable Rate Mortgage Pass-Through Certificates (the "Series 1987-3 Certificates") Class A and Class B. The Class A Certificates for the Series 1987-2 Certificates and Series 1987-3 Certificates offered evidenced fractional undivided interest in several pools of adjustable-rate, conventional, fully amortizing, one-to four-unit single family loans (the "1987-2 Mortgage Loans" and the "1987-3 Mortgage Loans, respectively) sold and serviced by Republic. Specific information relating to the 1987-2 Mortgage Loans and 1987-3 Mortgage Loans, as well as other information relating to the sale and servicing for the 1987-2 Mortgage Loans and 1987-3 Mortgage Loans, is set forth in the Pooling and Servicing Agreement for the Series 1987-2 Certificates and the 1987-3 Certificates, dated as of December 1, 1987 (the "Series 1987-2 Agreement" and the "Series 1987-3 Agreement," respectively).
The Series 1987-2 Agreement and the Series 1987-3 Agreement were included as exhibits to Registrant's Form 8-K dated December 23, 1987 and filed with Commission.

        On May 26, 1988, Republic, as Seller and Servicer, sold adjustable rate mortgage pass-through certificates (the "Adjustable Rate Mortgage Pass-Through Certificates"). The Adjustable Rate Mortgage Pass-Through Certificates consisted of the Series 1988-1 Adjustable Rate Mortgage Pass-Through Certificates (the "Series 1988-1 Certificates") Class A and Class B. The Class A Certificates for the Series 1988-1 Certificates offered evidenced fractional undivided interests in a pool of convertible, adjustable-rate, conventional, fully-amortizing, one-to four-unit single family loans (the "1988-1 Mortgage Loans") sold and serviced by Republic. Specific information relating to the 1988-1 Mortgage Loans, as well as other information relating to the sale and servicing of the Mortgage Loans, is set forth in the pooling and Servicing Agreement for the Series 1988-1 Certificates dated as of May 1, 1988 (the "Series 1988-1 Agreement"). The Series 1988-1 Agreement was included as an exhibit to Registrant's Form 8-K dated May 26, 1988 and filed with the Commission.

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        On July 28, 1988, Republic, as Seller and Servicer, sold pass-through certificates (the "Mortgage Pass-Through Certificates"). The Mortgage Pass-Through Certificates consisted of the Series 1988-2 Mortgage Pass-Through Certificates (the "Series 1988-2 Certificates") Class A and Class B. The Class A Certificates for the Series 1988-2 Certificates offered evidence fractional undivided interests in a pool of conventional, 15-year, fully amortizing, one-to four-unit single family loans (the "1988-2 Mortgage Loans") sold and serviced by Republic. Specific information relating to the 1988-2 Mortgage Loans, as well as other information relating to the sale and servicing of the Mortgage Loans is set forth in the Pooling and Servicing Agreement for the Series 1988-2 Certificates dated as of July 1, 1988, (the "Series 1988-2 Agreement"). The Series 1988-2 Agreement was include as an exhibit to registrant's Form 8-K dated July 28, 1988, and filed with the Commission.

        On November 22, 1988, Republic, as Seller and Servicer, sold mortgage pass-through certificates (the "Mortgage Pass-Through Certificates"). the Mortgage Pass-Through Certificates consisted of the Series 1988-3 Mortgage Pass-Through Certificates (the "Series 1988-3 Certificates") Class A and Class
B. The Class A Certificates for the Series 1988-3 Certificates offered evidence fractional undivided interests in a pool of conventional, 30-year, fully amortizing, one-to four-unit single family loans (the "1988-3 Mortgage Loans") sold and serviced by Republic. Specific information relating to the 1988-3 Mortgage Loans, as well as other information relating to the sale and servicing of the Mortgage Loans is set forth in the Pooling and Servicing Agreement of the Series 1988-3 Certificates dated as of November 1, 1988 (the "Series 1988-3 Agreement"). The Series 1988-3 Agreement was included as an exhibit to registrant's Form 8-K dated November 22, 1988, and filed with the Commission.

        On June 22, 1989, Republic, as Seller and Servicer, sold mortgage pass-through certificates (the "Mortgage Pass-Through Certificates"). The Mortgage Pass-Through Certificates consisted of the Series 1989-1 Mortgage Pass-Through Certificates (the "Series 1989-1 Certificates") Class A and Class
B. The Class A Certificates for the Series 1989-1 Certificates offered evidence fractional undivided interests in a pool of conventional, 30-year, fully-amortizing, one-to four-unit single family loans (the "1989-1 Mortgage Loans") sold and serviced by Republic. Specific information relating to the 1989-1 Mortgage Loans, as well as other information relating to the sale and servicing of the Mortgage Loans is set forth in the Pooling and Servicing Agreement for the Series 1989-1 Certificates dated as of June 1, 1989, (the "Series 1989-1 Agreement," collectively, the Series 1987-1 Agreement, Series 1987-2 Agreement, Series 1987-3 Agreement, Series 1988-1 Agreement, Series 1988-2 Agreement, Series 1988-3 Agreement, and the Series 1989-1 Agreement are referred to herein as the "Agreements"). The Series 1989-1 Agreement was included as an exhibit to Registrant's Form 8-K dated June 26, 1989, and filed with the Commission.

        On July 27, 1989, Republic, as Seller and Servicer, sold REMIC multi-class pass-through certificates (the "REMIC Pass-Through Certificates"). The REMIC Pass-Through Certificates in the aggregate, represent the entire beneficial ownership interest in a trust (the "Subsidiary Trust Fund") composed substantially of Mortgage Pass-Through Certificates (the "Subsidiary Class A Certificates") evidencing as 94.00% undivided in a pool of conventional, fully amortizing, 30-year, fixed rate, one-to four-unit Mortgage Loans sold and serviced by Republic. The ownership

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of the remaining undivided interest in the Mortgage Loans held in the
Subsidiary Trust Fund are evidenced by the Subsidiary Class B Certificates, presently held by Republic. The rights of the Subsidiary Class B Certificateholders to receive distribution with respect to the Mortgage Loans are subordinated to the rights of the Subsidiary Class A Certificateholders. Specific information relating to the 1989-2 Mortgage Loans, as well as other information relating to the sale and servicing of the Mortgage Loans is set forth in the Pooling and Servicing Agreement for the Subsidiary Class A Certificates dated as of July 1, 1989, (the "Series 1989-2 Agreement;" collectively, the Series 1987-1 Agreement, Series 1987-2 Agreement, Series 1987-3 Agreement, Series 1988-1 Agreement, Series 1988-2 Agreement, the Series 1988-3 Agreement, the Series 1989-1 Agreement and the Series 1989-2 Agreement are referred to herein as the "Agreements"). Information relating to the REMIC Pass-Through Certificates, as well as other information is set forth in a trust agreement dated as of July 1, 1989, (the "Trust Agreement"). The Series 1989-2 Agreement and the Trust Agreement were included as exhibits to Registrant's Form 8-K dated July 27, 1989, and filed with the Commission.

        On April 25, 1997, a monthly distribution as required by the Agreements, was made to the holders of the Class A and Class B Certificates for the Series 1987-1 Certificates, 1987-2 Certificates, 1987-3 Certificates, and Series
1988-1 Certificates, Series 1988-2 Certificates, the Series 1988-3
Certificates, the Series 1989-1 Certificates and the Series 1989-2
Certificates. Copies of the reports (the "Reports") sent to the holders of the Class A and Class B Certificates of each such Series describing such distributions, the payments on the underlying Mortgage Loans and other relevant information, all as the date of the Reports and as required by the Agreements, are included as exhibits to this report.



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 25, 1997                         WFS (REPUBLIC) INC.+*
                                              (Registrant)


                                              By: /s/ L. CORDELL McCARREY
                                                 ---------------------------
                                                  L. Cordell McCarrey
                                                  Authorized Signator




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                                 EXHIBITS INDEX
                                 --------------

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

    1.1                 Report to Certificateholders for Series 1987-1 dated
                        April 25, 1997
    1.2                 Report to Certificateholders for Series 1987-2 dated
                        April 25, 1997
    1.3                 Report to Certificateholders for Series 1987-3 dated
                        April 25, 1997
    1.4                 Report to Certificateholders for Series 1988-1 dated
                        April 25, 1997
    1.5                 Report to Certificateholders for Series 1988-2 dated
                        April 25, 1997
    1.6                 Report to Certificateholders for Series 1988-3 dated
                        April 25, 1997
    1.7                 Report to Certificateholders for Series 1989-1 dated
                        April 25, 1997


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